                                                                  Execution Copy

                   AMENDMENT No. 4 dated as of October 18, 2001 (this
              "Amendment"), to the Receivables Transfer Agreement referred to below among MTSPC, INC.,(the "Transferor"), METALDYNE CORPORATION (f/k/a MascoTech, Inc.) (the "Parent"), individually, as Collection Agent and as Guarantor, PARK AVENUE RECEIVABLES CORPORATION ("PARCO"), and EIFFEL FUNDING, LLC ("Eiffel") (collectively, the "CP Conduit Purchasers"), THE CHASE MANHATTAN BANK, as Committed Purchaser and Funding Agent for PARCO ("Chase"), CDC FINANCIAL PRODUCTS INC., as Committed Purchaser and Funding Agent for Eiffel ("CDC") (collectively, the "Committed Purchasers"), and THE CHASE MANHATTAN BANK, as Administrative Agent.

         A. The Transferor, the Collection Agent, the Guarantor, PARCO, Chase and the Administrative Agent have entered into a Receivables Transfer Agreement dated as of November 28, 2000 (the "Receivables Transfer Agreement").

         B. The Transferor, the Collection Agent, the Guarantor, PARCO, Chase, Eiffel, CDC and the Administrative Agent have amended the Receivables Transfer Agreement as of December 15, 2000 (the "First Amendment"), as of March 23, 2001 (the "Second Amendment") and as of June 22, 2001 (the "Third Amendment").

         C. The Transferor has asked to amend certain terms of the Receivables Transfer Agreement and the Transferor, the Collection Agent, the Guarantor, PARCO, Chase, Eiffel, CDC and the Administrative Agent are willing, on the terms and subject to the conditions set forth below, to amend the Receivables Transfer Agreement as provided herein.

         D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Receivables Transfer Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Schedule A of the Receivables Transfer Agreement. (a) The following definitions are hereby added to Schedule A of the Receivables Transfer
Agreement:

         "Credit Default Swap" shall mean (i) the credit default swap dated as of October 18, 2001 between the Transferor and an Eligible Counterparty with respect to the payment obligations of DaimlerChrysler AG or (ii) the credit default swap dated as of October 18, 2001 between the Transferor and an Eligible Counterparty with respect to the payment obligations of Ford Motor Company, as applicable, in each case which shall be satisfactory in form, substance, amount and in all other respects to the Administrative Agent and each Committed Purchaser, as the same may from time to time be modified, supplemented, amended, extended or replaced as consented to by the Administrative Agent and each Committed Purchaser.

         "Eligible Counterparty" shall mean a counterparty with commercial paper or short-term deposit ratings of at least A-1 or P-1. If at any time the commercial paper or short term deposit ratings assigned to a counterparty by any Rating Agency is such that the counterparty is no longer an Eligible Counterparty, the Transferor shall (x) require such counterparty to secure its obligations under such Credit Default Swap or (y) replace the counterparty with an Eligible Counterparty within 30 days.

         "Notional Amount" shall mean (i) with respect to DaimlerChrysler AG, $5,000,000 and (ii) with respect to Ford Motor Company, $20,000,000.

         (b) The definition of "Related Security" is hereby amended to read in its entirety as follows:

                  "Related Security" shall mean, with respect to any Receivable, all of a Seller's or Transferor's right, title and interest in, to and under:

         (a) the merchandise (including returned or repossessed merchandise), if any, the sale of which by the Seller gave rise to such Receivable;

         (b) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable;

         (c) all guarantees, indemnities, warranties, insurance (and proceeds thereof) or other agreements or arrangements of any kind (including, but not limited to, each Credit Default Swap) from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise;

         (d) all Records related to such Receivable;

         (e) in the case of the Administrative Agent for the benefit of the CP Conduit Purchasers and the Committed Purchasers, all rights and remedies of the Transferor under the Receivables Purchase Agreement, together with all financing statements naming any Seller as debtor or seller and the Transferor as secured party or buyer filed in connection therewith; and

         (f) all Proceeds of any of the foregoing.

         SECTION 2. Amendments to Schedule C of the Receivables Transfer Agreement. Schedule C of the Receivables Transfer Agreement is hereby amended to read in its entirety as set forth in Schedule C attached to this Amendment.

         SECTION 3. Further Amendments to the Receivables Transfer Agreement.
(a) Amendment to Section 5.01. Section 5.01 of the Receivables Transfer Agreement is hereby amended by adding the following new subsection (p) at the end of such Section:

         "(p) Credit Default Swaps. The Transferor agrees that at any time that it enters into any Credit Default Swap (or such Credit Default Swap is contributed to the Transferor as an equity contribution), it shall execute and deliver to the Administrative Agent, for the benefit of the CP Conduit Purchasers, the Committed Purchasers and Funding Agents, an assignment of all amounts payable to the Transferor under such Credit Default Swap, substantially in the form of Exhibit L attached hereto. Any counterparty that enters into a Credit Default Swap with the Transferor shall expressly acknowledge that the amounts payable to the Transferor under such Credit Default Swap will be assigned to the Administrative Agent, for the benefit of the CP Conduit Purchasers, the Committed Purchasers and Funding Agents."

         (b) Amendment to Sections 6.02.(c)(ii), (iv), (vi), (vii) and (viii). Sections 6.02.(c)(ii), (iv), (vi), (vii) and (viii) of the Receivables Transfer Agreement are hereby amended by increasing the number of Sellers to be selected in each such subsections from four (4) to six (6) to reflect the addition of additional Sellers to the facility.

         (c) Addition of Exhibit L to the Receivables Transfer Agreement. Exhibit L to the Receivables Transfer Agreement is hereby added to the Receivables Transfer Agreement to read in its entirety as set forth in Exhibit L attached to this Amendment.

         SECTION 4. Effectiveness. This Amendment shall become effective on the date when the following conditions are met:

         (a) Execution of Amendment. This Amendment shall have been executed by the Transferor, the Parent, individually, as Collection Agent and as Guarantor, each of the CP Conduit Purchasers, each of the Committed Purchasers and Funding Agents and the Administrative Agent;

         (b) Officer's Certificates. The Administrative Agent shall have received an Officer's Certificate dated as of the date hereof by the Transferor and the Parent as to such matters as the Administrative Agent may reasonably request;

         (c) Rating Confirmations. Pursuant to Section 10.02 of the Receivables Transfer Agreement, this Amendment will not become effective until the Rating Agencies have provided Rating Confirmations; and

         (d) Fees. (a) The Administrative Agent shall have received payment of all fees and other amounts due and payable to it (including the reasonable fees and disbursements of counsel for the Administrative Agent and rating agency amendment fees) as of the date hereof and (b) each Committed Purchaser shall have received payment of all fees and other amounts due and payable to it (including the reasonable fees and disbursements of counsel for such Committed Purchaser in connection with the preparation of this Amendment and any documents related thereto) as of the date hereof.

         SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         SECTION 6. Expenses. The Transferor shall pay all out-of-pocket fees and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including the fees, disbursements and other charges of Cravath, Swaine & Moore, counsel for the Administrative Agent and rating agencies fees for processing this Amendment.

         SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by fax shall be as effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         SECTION 9. Effect of Amendment. Except as specifically amended or modified hereby, the Receivables Transfer Agreement, as previously amended by the First Amendment, the Second Amendment, and the Third Amendment shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Receivables Transfer Agreement as amended hereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                                MTSPC, INC., as
                                      Transferor


                                  by
                                      -------------------------
                                      Name: Karen Radtke
                                      Title: Vice President

                                METALDYNE CORPORATION (f/k/a/ MascoTech, Inc.),
                                      individually, as
                                      Collection Agent and as
                                      Guarantor


                                  by
                                      -------------------------
                                      Name: Karen Radtke
                                      Title: Vice President

                                PARK AVENUE RECEIVABLES
                                CORPORATION, as
                                      CP Conduit Purchaser


                                  by
                                      -------------------------
                                      Name:
                                      Title:


                                THE CHASE MANHATTAN BANK, as
                                      Committed Purchaser for
                                      Park Avenue Receivables
                                      Corporation,


                                  by
                                      -------------------------
                                      Name:
                                      Title:


                                THE CHASE MANHATTAN BANK, as
                                      Funding Agent for Park
                                      Avenue Receivables
                                      Corporation,


                                  by
                                      -------------------------
                                      Name:
                                      Title:


                                THE CHASE MANHATTAN BANK, as
                                      Administrative Agent,

                                  by
                                      -------------------------
                                      Name:
                                      Title:

                                EIFFEL FUNDING LLC,
                                      as CP Conduit Purchaser
                                by Global Securitization
                                      Services, LLC, its Manager


                                  by
                                      -------------------------
                                      Name:
                                      Title:


                                CDC FINANCIAL PRODUCTS INC.,
                                as Committed Purchaser for
                                Eiffel Funding, LLC


                                  by
                                      -------------------------
                                      Name:
                                      Title:

                                  by
                                      -------------------------
                                      Name:
                                      Title:

                                CDC FINANCIAL PRODUCTS, INC.,
                                as Funding Agent for
                                Eiffel Funding, LLC

                                  by
                                      -------------------------
                                      Name:
                                      Title:

                                  by
                                      -------------------------
                                      Name:
                                      Title:

                                                                      SCHEDULE C

                          Schedule of Special Obligors

--------------------------------------------------------------------------------
Special Obligor          Percentage Limit              Conditions
--------------------------------------------------------------------------------
New Venture Gear         12.0%                         So long as short-term or
                                                       long-term ratings of
                                                       DaimlerChrysler and
                                                       General Motors are at
                                                       least A-2/BBB by S&P and
                                                       at least P-2/Baa2 by
                                                       Moody's, respectively.
--------------------------------------------------------------------------------
General Motors           15.0%                         So long as short-term or
Corporation                                            long-term ratings are at
                                                       least A-1/A by S&P and
                                                       at least P-1/A2 by
                                                       Moody's, respectively.
--------------------------------------------------------------------------------
DaimlerChrysler          The lessor of (X) the         DaimlerChrysler shall be
                         sum of (i) 4%, (ii) the       a Special Obligor until
                         applicable percentage         December 31, 2002 (as
                         set forth in the              such date may be extended
                         definition of                 following the purchase of
                         "Concentration Factor"        a new Credit Default Swap
                         if such Obligor was not       acceptable to the
                         a Special Obligor plus        Committed Purchasers), so
                         (iii) the quotient            long as (i) a Credit
                         (expressed as a               Default Swap is in full
                         percentage) of (A) the        force and effect with an
                         Notional Amount of the        Eligible Counterparty
                         applicable Credit             with an expiration date
                         Default Swap divided by       no earlier than March 31,
                         (B) the Outstanding           2003 and (ii) such
                         Balance of Eligible           Obligor shall be rated at
                         Receivables and (Y)           least BBB- and Baa3 by
                         15%.                          both S&P and Moody's,
                                                       respectively, provided,
                                                       however, that
                                                       DaimlerChrysler shall be
                                                       a Special Obligor at all
                                                       times under this
                                                       Agreement with a 15%
                                                       Percentage Limit so long
                                                       as its short-term or
                                                       long-term ratings are at
                                                       least A-1/A by S&P and at
                                                       least P-1/A2 by Moody's,
                                                       respectively.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ford Motor Company         The lessor of (X) the       Ford Motor Company shall
                           sum of (i) the              be a Special Obligor
                           applicable percentage       until December 31, 2002
                           set forth in the            (as such date may be
                           definition of               extended following the
                           "Concentration Factor"      purchase of a new Credit
                           if such Obligor was not     Default Swap acceptable
                           a Special Obligor plus      to the Committed
                           (ii) the quotient           Purchasers), so long as
                           (expressed as a             (i) a Credit Default Swap
                           percentage) of (A) the      is in full force and
                           Notional Amount of the      effect with an Eligible
                           applicable Credit           Counterparty with an
                           Default Swap divided by     expiration date no
                           (B) the Outstanding         earlier than March 31,
                           Balance of Eligible         2003 and (ii) such
                           Receivables and (Y)         Obligor shall be rated at
                           20%.                        least BBB- and Baa3 by
                                                       both S&P and Moody's,
                                                       respectively, provided,
                                                       however, that Ford Motor
                                                       Company shall be a
                                                       Special Obligor at all
                                                       times under this
                                                       Agreement with a 20%
                                                       Percentage Limit so long
                                                       as its short-term or
                                                       long-term ratings are at
                                                       least A-1/A by S&P and at
                                                       least P-1/A2 by Moody's,
                                                       respectively.
--------------------------------------------------------------------------------

                                                                       EXHIBIT L

                     Form of Credit Default Swaps Assignment

         WHEREAS, MTSPC, Inc. (the "Transferor"), Metaldyne Corporation (f/k/a MascoTech Inc.) (the "Parent"), individualy, as Guarantor and Collection Agent (in such capacity, the "Collection Agent"), Park Avenue Receivables Corporation ("PARCO") and Eiffel Funding, LLC ("Eiffel") (collectively the "CP Conduit Purchasers"), The Chase Manhattan Bank, as Committed Purchaser and Funding Agent for PARCO ("Chase"), CDC Financial Products Inc., as Committed Purchaser and Funding Agent for Eiffel ("CDC") (collectively, the "Committed Purchasers"), and The Chase Manhattan Bank, as Administrative Agent have entered into a Receivables Transfer Agreement (as amended, supplemented or otherwise modified from time to time, the "Receivables Transfer Agreement"), dated as of November 28, 2000, providing for, among other things, the transfer of undivided percentage interests in certain receivables and related assets thereunder;

         WHEREAS, the Transferor and the Sellers have entered into the Receivables Purchase Agreement, dated as of November 28, 2000, to provide for the sale of the Receivables and the Related Security; and

         WHEREAS, the Transferor entered into a Credit Default Swap with a swap provider acceptable to the Administrative Agent with respect to the payment obligations of DaimlerChrysler AG under certain Receivables sold to the Transferor (the "DaimlerChrysler Swap") and a Credit Default Swap with respect to the payment obligations of Ford Motor Company under certain Receivables sold to the Transferor (together with the DaimlerChrysler Swap, the "Swaps");

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto agree as follows:

         Section 1. Definitions. Capitalized terms used in this Credit Default Swaps Assignment shall have the respective meanings assigned to such terms in the Schedule A to the Receivables Transfer Agreement, as amended.

         Section 2. Assignment. In order to secure and to provide for the payment of amounts due pursuant to the Receivables Transfer Agreement, the Transferor hereby assigns, conveys, transfers, delivers and sets over unto the Administrative Agent, its successors and assigns, and grants to the Administrative Agent in each case for the benefit of the Committed Purchasers and the Funding Agents, a security interest in, all right, title and interest of the Transferor in and to the Swaps including, without limitation, all moneys due and to become due to the Transferor thereunder or in connection therewith, whether payable as fees, expenses, costs, indemnities, damages for the breach of such Swaps or otherwise, and all rights, remedies, powers, privileges and claims of the Transferor under or with respect to such Swaps (whether arising pursuant to the terms of such Swaps or otherwise available to the Transferor at law or in equity), including, without limitation, the right of the Transferor to enforce the obligations of the swap provider thereunder and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to such Swaps to the same extent as the Transferor could but for the assignment and security interest granted hereby.

         Section 3. Successors and Assigns. This Credit Default Swaps Assignment and the covenants set forth herein shall be binding upon and inure to the benefit of the Transferor, the Administrative Agent, the Funding Agents and the Committed Purchasers, respectively, and their respective successors and permitted assigns.

         Section 4. Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 5. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Credit Default Swaps Assignment is executed and delivered by The Chase Manhattan Bank, not individually or personally but solely as Administrative Agent, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Administrative Agent are made and intended not as personal representations, undertakings and agreements by The Chase Manhattan Bank, (c) nothing herein contained shall be construed as creating any liability of the Administrative Agent, individually or personally, to perform any covenant under the Credit Default Swaps Assignment either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Credit Default Swaps Assignment and by any Person claiming by, through or under such parties; provided, however, the Administrative Agent shall be liable in its individual capacity for its own willful misconduct or negligence and (d) under no circumstances shall the Administrative Agent be personally liable for the payment of any indebtedness or expenses or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under any Credit Default Swaps Assignment; provided further, that the foregoing clauses (a) through (d) shall survive the resignation or removal of the Administrative Agent.

         The Transferor hereby agrees to indemnify and hold harmless the Administrative Agent, the Funding Agents and the Committed Purchasers (each, an "indemnified person") from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of the Transferor pursuant to this Credit Default Swaps Assignment, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the negligence, bad faith or willful misconduct of an indemnified person; provided that any payments made by the Transferor pursuant to this subsection shall be made solely from funds available to the Transferor which are not otherwise required to be applied to the payment of any amounts pursuant to the Receivables Transfer Agreement (other than to the Transferor), shall be non-recourse other than with respect to such funds, and shall not constitute a claim against the Transferor to the extent that insufficient funds exist to make such payment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Credit Default Swaps Assignment to be executed as of _________ by their respective duly authorized officers.


                                        MTSPC, INC.


                                        By: ___________________
                                        Name:  Karen Radtke
                                        Title: Vice President


                                        THE CHASE MANHATTAN BANK,
                                        not in its individual
                                        capacity, but solely as
                                        Administrative Agent


                                        By: ___________________
                                        Name:
                                        Title:

ACKNOWLEDGED:



By: ___________________
Name:
Title: